SCHEDULE 14A
                               (Rule 14a-101)


                          SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FARMSTEAD TELEPHONE GROUP, INC.
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              (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                              FARMSTEAD [LOGO]


                                                            April 24, 2003

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Farmstead Telephone Group, Inc. (the "Company") to be held on Thursday, June 12, 2003, at 10:00 a.m. local time, at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

      The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

      Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. Please complete, sign, date, and mail the enclosed proxy card at your earliest convenience. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

      On behalf of the Board of Directors and management, I would like to thank you for your interest and participation in the affairs of the Company.

                                       Sincerely,



                                       George J. Taylor, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

                       FARMSTEAD TELEPHONE GROUP, INC.
                           22 Prestige Park Circle
                      East Hartford, Connecticut 06108
                       ______________________________

                                NOTICE OF THE
                       ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on Thursday, June 12, 2003
                       ______________________________


                                                              April 24, 2003

To our Stockholders:

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Farmstead Telephone Group, Inc. (the "Company") will be held at 10:00 a.m. local time on Thursday, June 12, 2003 at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut 06108 for the following purposes:

      (1)   To elect five directors, each to serve a one-year term;

      (2) To ratify the appointment, by the Board of Directors, of independent auditors to audit the Company's books and records for the year ending December 31, 2003; and

      (3) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      Only holders of common shares of record as of the close of business on April 21, 2003 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

      Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting.
Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, please complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

                                       By Order of the Board of Directors,


                                       Robert G. LaVigne
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Secretary

PROXY STATEMENT
2003 Annual Meeting of Stockholders                        FARMSTEAD [LOGO]
June 12, 2003

                                INTRODUCTION

Solicitation of Proxies

      This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, June 12, 2003 at 10:00 a.m. local time at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut 06108, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about April 24, 2003. A copy of the Company's Annual Report for the year ended December 31, 2002, is included with this Proxy Statement.

Voting Rights and Required Votes

      Only the holders of record of the Company's common stock, par value $.001 per share ("Common Stock"), as of the close of business on April 21, 2003 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of February 28, 2003, there were 3,298,958 common shares outstanding.

      Each stockholder is entitled to one vote for each share of Common Stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Amended and Restated By-laws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of no less than one-third of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. Except as otherwise required by law, the Company's Restated Certificate of Incorporation or the Company's Amended and Restated By-laws, if a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement. As to any other business, which may come before the Meeting, the proxy holders will vote in accordance with their best judgment. Votes will be counted manually. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a duly executed proxy bearing a later date, or (ii) a written instrument revoking the proxy.

      In certain circumstances, a stockholder will be considered to be present at the Meeting for quorum purposes, but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at a meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Therefore, abstentions and broker "non-votes" have no effect for purposes of the election of directors, since the election of directors requires a plurality vote as described above. However, on all other proposals that require a majority vote as described above, an abstention has the effect of a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, a properly executed, later-dated proxy (including an Internet or telephone vote), or a written instrument revoking the proxy. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible, and that there may be some risk a stockholder's vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

Costs of Solicitation

      The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Computershare Trust Co., Inc., the Company's Transfer Agent, and ADP Investor Communication Services, to assist us in the distribution and processing of proxies, for which total fees and expenses of approximately $8,500 will be paid. There will be no solicitation by officers and employees of the Company. The Transfer Agent will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 1 - ELECTION OF DIRECTORS

      Five directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. All of the nominees are currently directors of the Company; four of them were elected to their present term of office at the June 13, 2002 Meeting, and one was elected to the Board of Directors effective January 2, 2003 to fill a vacancy resulting from the death of a previously elected Board member. All of the nominees have consented to being nominated and named herein, and to serve as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

      The Amended and Restated By-laws of the Company provide that the Board of Directors shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Board has fixed the current number of directors at five. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

      The Board of Directors recommends a vote "FOR" the election of the nominees as Director.

      For each nominee, and for each Director and executive officer of the Company other than such nominees, there follows a brief listing of their principal occupation for at least the past five years, other major affiliations, and age as of January 1, 2003.

Nominees:

      George J. Taylor, Jr., Chairman of the Board of Directors and Chief Executive Officer of the Company (including its predecessors) since 1984, and President since 1989. President of Lease Solutions, Inc. (formerly Farmstead Leasing, Inc.), a business products and automobile leasing company, from 1981 to 1993. Vice President - Marketing and Sales for National Telephone Company from 1977 to 1981. Mr. Taylor was one of the founders of the National Association of Telecommunication Dealers, has been a member of, or advisor to, its Board of Directors since its inception in 1986, and for two years served as its President and Chairman. Brother of Mr. Hugh M. Taylor, a director of the Company. Age: 60.

      Harold L. Hansen, Director of the Company since 1992. An independent management consultant since January 1997. A member of the Audit Committee (Chairman until January 2, 2003) and the Compensation Committee. President of Hansen Associates, a management and financial consulting firm from 1995 to 1997.

President of H2O Environmental, Inc., an environmental and geotechnical services company, from 1994 to 1995. President of Hansen Associates from 1993 to 1994. Prior to 1983, Mr. Hansen served in various corporate executive capacities including Executive Vice President and Chief Operating Officer of Gestetner Corporation, Vice President and General Manager of the Office Products Division of Royal Business Machines and Vice President and General Manager of the Business Products Group of Saxon Industries. Age:
72.

      Joseph J. Kelley, Director of the Company since April 1995. Chairman of the Compensation Committee and a member of the Audit Committee. Currently an Executive-in-Residence at the Olin Graduate School of Business at Babson College, Wellesley, Massachusetts. President of East Haven Associates, a telecommunications consulting firm located in Wellesley, Massachusetts, from 1995 to 2001. Group Vice President of NYNEX, in 1994, responsible for the State of Massachusetts operations. From 1985 to 1994 he served in various executive level positions with NYNEX, or associated companies including Vice President - Operations of New England Telephone (1991 - 1993), Vice President - New England Telephone, Network Department (1990 - 1991), Corporate Director of Business Development, NYNEX Marketing (1988 - 1990) and Vice President of New England Telephone - Maine (1985 -
1988). Mr. Kelley has been involved in the telecommunications industry since 1963. Age: 63.

      Ronald P. Pettirossi, Director of the Company since January 3, 2003. Chairman of the Audit Committee. President of ER Ltd., a consulting company since 1995. From February 1997 to August 1998, Mr. Pettirossi was the Chief Financial Officer of Discas, Inc. a Waterbury, Connecticut based proprietary plastic and rubber compounds manufacturer. Mr. Pettirossi is a former audit partner of Ernst & Young, LLP, who worked with public and privately held companies for 31 years. Mr. Pettirossi is a member of the Board of Directors of Magellan Petroleum Corporation. Age: 59.

      Hugh M. Taylor, Director of the Company since 1993. A member of the Compensation Committee. Managing Director of Newbury, Piret & Company, Inc., an investment banking firm located in Boston, MA since 1994. CEO, President and a director of the Berlin City Bank, Berlin, New Hampshire, from 1993 to 1994. Executive Vice President of Fleet Bank of Massachusetts from 1992 to 1993. Executive Vice President and Chief Operating Officer of Fleet Bank of Boston from 1990 to 1992. From 1973 to 1990 he was employed by the New England Merchants Bank, later the Bank of New England, where he held various executive management positions within the Commercial Banking Division, and the bank's venture capital subsidiary. Brother of Mr. George
J. Taylor, Jr.  Age:  58.

Other Executive Officers:

      Michael R. Johnson, Executive Vice President since August 2001.
Sales Vice President, Avaya Inc. from 2000 to 2001; Vice President - Global Accounts, Lucent Technologies, from 1996 to 2000. From 1979 though 1996, Mr. Johnson held various product management and sales management positions with AT&T Corporation. While employed by Avaya, Lucent and AT&T, Mr. Johnson was assigned sales management responsibilities covering many of their largest commercial customers located in New York. Age: 56.

      Robert G. LaVigne, Executive Vice President since July 1997. Chief Financial Officer, Corporate Secretary and Treasurer since 1988. Vice President - Finance & Administration from 1988 until July 1997. Director of the Company from 1988 to 2001. Controller of Economy Electric Supply, Inc., a distributor of electrical supplies and fixtures, from 1985 to 1988. Corporate Controller of Hi-G, Inc., a manufacturer of electronic and electromechanical components, from 1982 to 1985. Certified Public Accountant. Age: 51.

Meetings and Committees of the Board of Directors

      During 2002, the Board held five meetings and all directors attended all of the meetings held. In addition, certain actions were approved by unanimous written consent resolutions of the directors. During 2002, the Board had two ongoing committees: an Audit Committee and a Compensation Committee.

      The Audit Committee, consisting of Messrs. Hansen (Chairman until January 2, 2003), Pettirossi (Chairman since January 2, 2003), and Kelley, consults with the independent auditors and management with respect to the adequacy of internal controls and the Company's audited financial statements. They also review the Company's internal quarterly financial statements with management and, when deemed necessary, with the independent auditors as well. The Audit Committee also recommends to the Board of Directors the appointment of independent auditors for the following year. The Audit Committee held one formal meeting during 2002. In addition, certain actions were approved by unanimous written consent resolutions of the directors.

      The Compensation Committee, consisting of Messrs. Kelley (Chairman), Hansen and H. Taylor, determines the compensation and benefits of the Chief Executive Officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the Chief Executive Officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's stock option plans. The Compensation Committee met twice during 2002.

PROPOSAL 2 - RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

      Stockholders will be asked at the Meeting to ratify the appointment, by the Board of Directors, of Carlin, Charron & Rosen LLP ("CC&R") to be the independent auditors of the Company for the year ending December 31, 2003. On October 16, 2002, DiSanto Bertoline resigned as the Company's independent auditors. This resignation resulted solely from the acquisition of DiSanto Bertoline by CC&R effective October 16, 2002. Effective October 16, 2002, the Board of Directors, based upon the recommendation of the Audit Committee, approved the retention of CC&R as its independent auditors to provide attestation, audit and tax services for 2002. A representative of CC&R is expected to be present at the Meeting, will be available to respond to appropriate questions, and will be afforded the opportunity to make a statement if he or she desires to do so.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of CC&R as independent auditors of the Company for the year ending December 31, 2003.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the beneficial ownership of the Company's Common Stock, $.001 par value, as of February 28, 2003 by (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (ii) all directors and nominees for director of the Company, (iii) each Named Executive Officer (as defined below in "Compensation of Officers and Directors") and (iv) all directors, nominees for director and executive officers of the Company as a group. In addition to being a beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, Mr. George J. Taylor, Jr. is a director of the Company.


                                                                      Percentage of
                                              Number of Shares         Outstanding
Name and Address of Beneficial Owner(1)     Beneficially Owned(2)     Common Stock
---------------------------------------     ---------------------     -------------

Five Percent Stockholders:
  George J. Taylor, Jr.                         1,132,884(3)              27.1%
  Robert G. LaVigne                               252,500(4)               7.1%

Other Directors (and Nominees):
  Harold L. Hansen                                 39,229(5)               1.2%
  Hugh M. Taylor                                   45,703(6)               1.4%
  Joseph J. Kelley                                 28,229(5)                *
  Ronald P. Pettirossi                              2,500(5)                *

Other Named Executive Officers:
  Michael R. Johnson                               25,000(5)                *

Directors, Nominees and Named Executive
 Officers as a Group (7 persons)                1,526,045(7)              33.4%

--------------------
*     Less than 1%.




<F1>  Unless otherwise indicated, the address of each named beneficial owner is c/o the Company, 22 Prestige Park Circle, East Hartford, CT
      06108.
<F2>  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes each person named in the table has sole voting and investment power with respect to all shares beneficially owned by him. Information with respect to beneficial ownership is based upon information furnished by such stockholder.
<F3>  Includes 885,782 shares issuable upon exercise of currently exercisable stock options. Also includes 27,020 shares held by his children.
<F4>  Includes 245,500 shares issuable upon exercise of currently exercisable stock options.
<F5>  Consists of shares issuable upon exercise of currently exercisable stock options.
<F6>  Includes 42,316 shares issuable upon exercise of currently exercisable stock options and 2,000 shares held by his children.
<F7>  Includes 1,268,556 shares issuable upon exercise of currently exercisable stock options.

Compensation of Officers and Directors

      The following table sets forth all compensation paid or accrued by the Company for services rendered during the three years ended December 31, 2002 to the Chief Executive Officer ("CEO") and to each executive officer whose total annual compensation exceeded $100,000 in 2002 (the "Named Executive Officers"):

                         Summary Compensation Table


                                                                          Long-term
                                                                         Compensation
                                              Annual Compensation(1)      Awards(1)           All Other
                                              ----------------------     ----------            Compen-
Name and Principal Position          Year     Salary($)     Bonus($)      Options(#)          sation($)
---------------------------          ----     ---------     --------      ----------          ---------

George J. Taylor, Jr.                2002      180,462             -              -         15,521(2)(3)(4)
Chairman of the Board, President     2001      254,500             -              -         23,205(2)(3)(4)
 and Chief Executive Officer         2000      300,000       150,000              -         13,568(2)(3)

Named Executive Officers:

Robert G. LaVigne                    2002      125,697             -         20,000         19,806(2)(4)
Executive Vice President, Chief      2001      125,684             -         20,000         22,927(2)(4)
Financial Officer, Secretary and     2000      120,000        60,000         10,000         13,463(2)
Treasurer

Michael R. Johnson                   2002      112,819             -          2,000              -
Executive Vice President(5)          2001       42,982             -        125,000              -

--------------------
<F1>  The Company did not grant any restricted stock awards or stock appreciation rights ("SARS") or make any long-term incentive plan payments during the fiscal years presented. There was no other annual compensation earned by the above listed persons which aggregated the lesser of $50,000 or 10% of their total salary and bonus reported during each of the years presented.




<F2>  Mr. Taylor and Mr. LaVigne participated in a split-dollar life insurance program during the three years presented. For Mr. Taylor, the program was designed for the Company to recover substantially all of its aggregate premium cost, and during 2002, 2001 and 2000 the Company made annual premium payments of $16,500. Included in other compensation for Mr. Taylor is imputed income on the insurance premiums amounting to $2,430, $2,255 and $2,093 for 2002, 2001 and 2000, respectively. Under this insurance program for Mr. LaVigne, the Company made premium payments of $13,075, $19,911 and $13,463 for 2002, 2001 and 2000, respectively, and these amounts are included in other compensation. These payments approximated 10% of Mr. LaVigne's compensation paid during these years. The cash surrender value of Mr. LaVigne's account vests to his benefit 10% per year over a ten year period, based on years of service, with the exception that he becomes 100% vested upon the later of the attainment of age 65 or five years of service with the Company. Upon termination of employment, the unvested portion of the cash surrender value is refunded to the Company. During the years ended December 31, 2002, 2001 and 2000, $3,694, $6,635 and $3,460, respectively, vested with
      Mr. LaVigne.
<F3>  Includes life and disability insurance premiums paid on behalf of Mr.
      Taylor of $11,937, $11,695 and $11,475 for 2002, 2001 and 2000,
      respectively.
<F4>  Includes unused vacation and/or sick pay payouts to Mr. Taylor of
      $1,154 in 2002 and $9,255 in 2001. Includes unused vacation and/or sick pay payouts to Mr. LaVigne of $6,731 in 2002 and $3,016 in 2001.
<F5>  Mr. Johnson commenced his employment with the Company during 2001.

      Effective January 1, 1998, the Company adopted a Supplemental Executive Retirement Plan ("SERP") for the benefit of the CEO. The SERP is a "target" benefit plan, structured to provide the CEO with an annual retirement benefit, payable over 15 years beginning at age 65, in an amount equal to one-third of the CEO's average final three-year salary, however in no event less than $100,000 per year. The SERP is funded through a Company-owned life insurance plan, with a $50,000 annual premium for ten years, to provide a source of cash for the SERP and for the Company to recover all of its premium costs upon the death of the CEO.

                    Option/SAR Grants in Last Fiscal Year

      The following table sets forth information concerning individual grants of options to purchase shares of the Company's Common Stock made to the CEO and each Named Executive Officer during the year ended December 31, 2002:


                          Number of       % of Total
                          Securities       Options                                            Potential
                          Underlying      Granted to      Exercise or                     Realizable Value
                           Options       Employees in     Base Price      Expiration     -------------------
Name                      Granted(#)     Fiscal Year        ($/SH)           Date         5%($)      10%($)
----                      ----------     ------------     -----------     ----------      -----      ------

George J. Taylor, Jr.          -              -                -              -             -           -
Robert G. LaVigne           20,000          7.86%             .89         2/01/2012       11,194      28,369
Michael R. Johnson           2,000           .79%             .50         8/01/2012          629       1,594

             Aggregated Option/SAR Exercises in Last Fiscal Year
                    and Fiscal Year-End Option/SAR Values

      The following table provides information on the number and value of unexercised options held at December 31, 2002, by the CEO and each Named Executive Officer.


                                                          No. of Securities Underlying          Value of Unexercised
                                                             Unexercised Options at            In-the-Money Options at
                            Shares                                 12/31/02(#)                       12/31/02($)
                          Acquired on        Value        -----------------------------     -----------------------------
        Name              Exercise(#)     Realized($)     Exercisable     Unexercisable     Exercisable     Unexercisable
        ----              -----------     -----------     -----------     -------------     -----------     -------------

George J. Taylor, Jr.          -               -            885,782             -                -                -
Robert G. LaVigne              -               -            225,500             -                -                -
Michael R. Johnson             -               -             25,000          102,000

Long-Term Incentive Plans - Awards in Last Fiscal Year:  None.

Compensation of Directors

      During the period January 1, 2002 through June 30, 2002, non-employee directors were paid retainers at an annualized rate of $7,500 per year, $1,500 for each board meeting attended and $750 for each committee meeting attended. Due to cost reduction programs initiated by the Company during 2002, commencing July 1, 2002 the annual retainer was reduced to $5,000, and the directors received $1,000 for each board meeting attended and $500 for each committee meeting attended. The directors are also reimbursed for their expenses in attending each meeting. For each year of service on the board, non-employee directors receive a non-qualified option to purchase 5,000 shares of Common Stock, at an exercise price equal to the closing market price of the Common Stock on the date of grant. In addition, Mr. Pettirossi receives an annual fee of $4,000 for serving as Chairman of the Audit Committee.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      The Company has an employment agreement with the Chief Executive Officer ("CEO") dated January 1, 1998 and as amended August 1, 2001 and January 1, 2003 (the "Agreement"). Under the Agreement, the CEO will continue to be employed on a full-time basis during the period from January 1 through December 31, 2003 (the "Active Period") at an annualized base salary of $160,000. The Agreement also contemplates a limited employment period commencing January 1, 2004, during which the CEO will be employed on a limited basis for a five-year period expiring December 31, 2008 (the "Limited Period"). During the Limited Period, the CEO will be paid an annual base salary equal to $100,000, as consideration for up to fifty days of active service per year. In addition, during the first year of the Limited Period, the CEO will receive an additional payment of $142,423, which amount represents the total amount of salary reductions imposed upon the CEO during 2002 and 2001,except for any reductions below an annualized base salary of $200,000. The CEO will also be eligible for an annual bonus of up to 50% of base salary during the term of the Agreement. The Agreement provides severance pay for the CEO should the CEO terminate the Agreement for "good cause", as defined, or should the Company terminate the Agreement without cause, or in the event of a change in control of the Company, as defined. During the Active Period, severance pay will equal three times
(i) the amount of the then-current base pay (deemed to be $300,000 for purposes of severance pay calculations), plus (ii) the average bonus paid during the three most recent calendar years. During the Limited Period, severance pay will equal the total amount that would have been due for the time remaining in the Limited Period. The CEO will not be entitled to any severance or other compensation during the Active Period or Limited Period if he voluntarily terminates his employment or if the Company terminates the Agreement "for cause", as defined.

      Mr. Robert G. LaVigne has a one-year employment agreement with the Company, which expires December 31, 2003. The agreement provides for a minimum base salary of $112,000 (subject to increases in the Board's discretion). The agreement also provides for an annual bonus of up to 50% of base salary during the term of the agreement, at the discretion of the Board of Directors and based upon the attainment of performance objectives set or approved by the Board of Directors and CEO. In the event that the Company terminates this agreement without cause, or in the event Mr. LaVigne terminates this agreement for good reason (as defined), Mr. LaVigne would be entitled to severance pay amounting to one-half of (i) the then-current base salary, (ii) the average bonus paid during the last two years and (iii) split-dollar insurance plan contributions made during the prior year. In addition, he would be entitled to receive 100% of the policy reserves in his split-dollar insurance account. In the event of a change in control (as defined), Mr. LaVigne would receive severance pay of approximately a full year's salary, bonus and benefits. In addition, all unvested stock options would immediately vest. The agreement also contains provisions regarding confidentiality and a non-compete covenant, which prohibits him from competing with the Company during his employment and for six months thereafter.

      The aforementioned agreements were approved by both the Compensation Committee and the full Board of Directors.

Compliance with Section 16 (a) of the Exchange Act: Section 16 of the Securities Exchange Act of 1934 requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's equity and equity derivative securities. Based solely upon a review of the copies of such reports furnished to the Company, or written representations from reporting persons, the Company believes that during 2002 all required reports were timely filed.

Certain Business Relationships and Transactions with Management: Bruce S. Phillips, a Director until his death in August 2002, was a principal in the firm of PFS Venture Group, LLC ("PFS"). From March 2000 until June 2002, PFS provided operations consulting services to the Company. During 2002, PFS earned $51,000 in consulting fees and options to purchase 20,500 shares of Common Stock at an exercise prices ranging from $1.00 to $1.50 per share, of which Mr. Phillips was issued 10,250 of these options.

Compensation Committee Interlocks and Insider Participation: During fiscal 2002, the members of the Compensation Committee were Joseph J. Kelley (Chairman), Hugh M. Taylor and Harold L. Hansen. The Committee members are not employees of the Company and have no interlocking relationships as defined by the Securities and Exchange Commission.


                 REPORT OF THE COMPENSATION COMMITTEE OF THE
                BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Committee") is comprised of three outside directors. The Board of Directors delegates to the Compensation Committee the responsibility for developing and administering the policies which govern the total compensation program for executive officers of the Company. The Committee also administers the Company's 2002 Stock Option Plan and administered the Amended 1992 Stock Option Plan through its May 2002 expiration, for all plan participants, including awards made to the executive officers of the Company. In making pay decisions for the named executives whose compensation is detailed in this proxy statement (other than the Chief Executive Officer), the Committee also takes into consideration the views and recommendations of the Chief Executive Officer concerning each executive's overall contribution to the Company's performance. The Committee has prepared the following report to summarize the executive compensation approach of the Company and describe specific decisions made by the Committee with respect to the Chief Executive Officer's compensation and future compensation guidelines.

      The compensation philosophy for executive officers conforms generally to the compensation philosophy followed for all of the Company's employees. The Company's compensation is designed to maintain executive compensation programs and policies that enable the Company to attract and retain the services of highly qualified executives. The goal of the Committee is to achieve fair compensation for the individuals and to enhance shareholder value by continuing to closely align the financial rewards of management with those of the Company's shareholders. In addition to base salaries, executive compensation programs and policies consisting of discretionary cash bonuses and periodic grants of stock options are designed to reward and provide incentives for individual contributions as well as overall Company performance. The Compensation Committee consults with independent compensation consultants when appropriate.

      Key elements of the Company's compensation program consist of base salary, discretionary annual cash bonuses and periodic grants of stock options. The Company's policies with respect to these elements, including the basis for the compensation awarded the Company's chief executive officer, are discussed below. While the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including healthcare and other insurance benefits and contributions made by the Company.

Base Salaries

      The Company has established competitive annual base salaries for all executive officers, including the named executive officers. In determining the salary of each senior executive, the Company's Chief Executive Officer makes recommendations to the Committee with respect to the base salary of each senior executive other than himself. The Committee discusses these recommendations, and the relevant data, and then determines the senior executives' base salary. The Committee meets separately to determine the base salary of the Company's Chief Executive Officer. The Company has an employment agreement with George J. Taylor, Jr., President and Chief Executive Officer and with Robert G. LaVigne, Executive Vice President, Chief Financial Officer, Secretary and Treasurer. No other named executive officer currently has a formal employment agreement with the Company. The annual base salaries for each of the Company's executive officers, including the Company's Chief Executive Officer, reflect the subjective judgment of the Compensation Committee (and with respect to the other executive officers, the recommendations of the Chief Executive Officer) based on the consideration of the executive officer's position with the Company, the executive officer's tenure, the Company's needs, and the executive officer's individual performance, achievements and contributions to the growth of the Company

Annual Bonus

      At the conclusion of each fiscal year, the Committee reviews with the Company's Chief Executive Officer the performance of each senior executive officer against financial and operational goals established at the beginning of the year. Based upon the overall performance of the Company and the contribution by the individuals in achieving that performance by attaining the originally established goals (taking into account any goals added or modified during the course of the year), the Company's Chief Executive Officer recommends to the Committee annual bonus compensation levels for each senior executive. The Committee considers his recommendations, and the relevant data, and then determines the annual bonus compensation for each senior executive. The Committee meets separately to evaluate the performance of the Chief Executive Officer and determine his annual bonus compensation award.

Stock Options

      Grants of stock options are made to executives, directors and other employees of the Company under the Company's 2002 Plan. The Plan is administered by the Compensation Committee in accordance with the requirements of Rule 16b-3. Grants of stock options under the Plan are made to such executives and other key employees to enable them to participate in the creation of stockholder value in the Company as well as to permit the accumulation of an equity interest in the Company, thereby aligning the interests of executives with those of stockholders. Individual grants under the Plan are determined based upon the level of position held, individual contribution to the achievement of the Company's financial goals, the executive officer's tenure with the Company, his or her total cash compensation for the prior year, the executive officer's acceptance of additional responsibilities, his or her contributions toward the Company's attainment of strategic goals, and such other performance factors as management and the Committee may consider.

Chief Executive Officer's Fiscal 2002 Compensation

      Mr. George J. Taylor Jr.'s (the "CEO") compensation for 2002 was based upon his employment agreement with the Company, as amended and as further described in the preceding section entitled "Employment Contracts and Termination of Employment and Change-in-Control Arrangements". As set forth in the Summary Compensation Table above, the CEO's total annual compensation for the year ended December 31, 2002 was $180,462, which consisted of contractual base salary. This amount reflected a reduction in annual base salary from $200,000 to $160,000 effective in July 2002, pursuant to agreed upon amendments to his employment contract. Because none of the CEO's performance goals were attained in 2002, there was no bonus awarded.

Section 162(m) Limitations

      Under Section 162(m) of the Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to link compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m) of the Code.

                                       COMPENSATION COMMITTEE

                                       Joseph J. Kelley, Chairman
                                       Hugh M. Taylor
                                       Harold L. Hansen


                            INDEPENDENT AUDITORS

      On October 17, 2001, the Company dismissed Deloitte & Touche LLP ("Deloitte") as its independent auditors. Deloitte's report on the financial statements of the Company for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

      During the year ended December 31, 2000 and the subsequent interim period preceding Deloitte's dismissal, there have been no disagreements between Deloitte and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement(s), in connection with its report. During the year ended December 31, 2000 and the subsequent interim period preceding Deloitte's dismissal, no event occurred that was required to be disclosed pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

      On October 17, 2001, the Company retained DiSanto Bertoline & Company, P.C. ("DiSanto Bertoline") as its independent auditors to audit its financial statements. The Company did not consult DiSanto Bertoline regarding any matter to be disclosed pursuant to paragraph (a)(2) of Item 304 of Regulation S-K. On October 16, 2002, DiSanto Bertoline resigned as the Company's independent auditors. This resignation resulted solely from the acquisition of DiSanto Bertoline by the accounting firm Carlin, Charron & Rosen LLP ("CC&R") effective October 16, 2002. Effective October 16, 2002, the Board of Directors, based upon the recommendation of the Audit Committee, approved the retention of CC&R as the Company's independent auditors to provide attestation, audit and tax services. The Company did not consult CC&R regarding any matter to be disclosed pursuant to paragraph
(a)(2) of Item 304 of Regulation S-K.

      DiSanto Bertoline's reports on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001 and through the date of its resignation, there were no disagreements with DiSanto Bertoline on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to DiSanto Bertoline's satisfaction, would have caused them to make reference to the subject matter of any such disagreements in connection with their report on our consolidated financial statements for such year; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

      DiSanto Bertoline and its successor, CC&R, performed various services for the Company during 2002. Such services included DiSanto Bertoline's audit of the consolidated financial statements for the year ended December 31, 2001, interim reviews of quarterly financial statements, review and consultation connected with financial statement filings with the Securities and Exchange Commission, internal control reviews required by regulatory authorities, preparation of federal and state income tax returns, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

      A representative of CC&R is expected to be present at the Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

Audit Fees

      DiSanto Bertoline and its successor, CC&R, were collectively paid $7,000 in fees during 2002 in connection with reviews of the financial statements included in Forms 10-Q, and billed the Company fees aggregating $38,700 for the annual audit of the consolidated financial statements for 2002.

Financial Information Systems Design and Implementation Fees

      The Company did not pay any financial information systems design and implementation fees to either DiSanto Bertoline or CC&R during 2002.

All Other Fees

      DiSanto Bertoline and its successor, CC&R, were collectively paid $12,280 in 2002 for the preparation of fiscal year 2001 federal and state income tax returns and related tax services; $7,488 for the audit of the Company's 401(K) Plan, and $3,885 for miscellaneous advisory services. The Audit Committee has considered the compatibility of non-audit services with the auditor's independence.

      Deloitte & Touche LLP were paid $10,000 in 2003 for services in connection with providing their audit report on the 2000 financial statements which are included in the Annual Report on Form 10-K for 2002.


                        REPORT OF THE AUDIT COMMITTEE

      The Board of Directors of the Company has appointed an Audit Committee composed of three directors, all of whom as of January 2, 2003 are independent as defined in Section 121(A) of the American Stock Exchange listing standards. During the period in 2002 that Mr. Phillips served on the Audit Committee, he was deemed not to be independent as defined in that rule solely because he received consulting compensation from the Company during 2002. (See "Certain Business Relationships and Transactions with Management").

      During 2000, the Board of Directors adopted a written charter for the Audit Committee, as amended in December 2002. A copy of the amended charter is included as Appendix A to this Proxy Statement. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

      The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with CC&R (the "Auditors"), the Company's independent auditors for 2002. The Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". In addition, the Audit Committee received from the Auditors a formal written statement describing all relationships between the Auditors and the Company that might bear on the Auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the Auditors any relationships that may impact their objectivity and independence and satisfied itself as to the Auditors' independence.

      Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.


                                       AUDIT COMMITTEE

                                       Ronald P. Pettirossi, Chairman
                                        (effective January 2, 2003)
                                       Harold L. Hansen
                                       Joseph J. Kelley


Report of the Compensation Committee, Audit Committee and Audit Committee
Charter

      In accordance with the rules of the Securities and Exchange Commission, the Report of the Compensation Committee, the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933, and shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933.

             STOCK PERFORMANCE GRAPH AND CUMULATIVE TOTAL RETURN

      The following chart compares the yearly change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal-year period ended December 31, 2002 with the cumulative total return on the Russell 2000 Index and an index constructed from a peer group of companies (Telephone & Telegraph Apparatus) that are classified in the same Standard Industrial Classification ("SIC") code as the Company for that same period. The comparison assumes $100 was invested on December 31, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                                   [GRAPH]



                                                 Cumulative Total Return
                              -------------------------------------------------------------
December 31                    1997        1998       1999       2000       2001       2002
-----------                    ----        ----       ----       ----       ----       ----

Farmstead Telephone Group     $100.00    $129.03    $ 54.84    $ 54.86    $ 36.65    $14.45
SIC Code Index                $100.00    $105.31    $255.69    $165.62    $ 64.02    $26.29
Russell 2000 Stock Index      $100.00    $ 97.20    $116.24    $111.22    $112.36    $88.11

      This graph shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933, and shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933.

ANNUAL REPORT/FORM 10-K

      The Company's 2002 Annual Report to its stockholders is a reproduction of its Form 10-K filed with the Securities and Exchange Commission ("SEC"), excluding the Index to Exhibits and any filed exhibits or financial statement schedules, and is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-K (without exhibits or financial statement schedules) as filed with the SEC may be obtained at no cost by writing to the Corporate Secretary, Farmstead Telephone Group, Inc., 22 Prestige Park Circle, East Hartford, CT 06108. The Company's Form 10-K may also be accessed on the Internet at http://www.farmstead.com. Exhibits or financial statement schedules listed in the Company's Form 10-K are available upon request to the Corporate Secretary at a nominal charge for printing and mailing.

NOMINATIONS AND STOCKHOLDERS' PROPOSALS
FOR YEAR 2004 ANNUAL MEETING OF STOCKHOLDERS

      The Amended and Restated By-laws of the Company require that all nominations for persons to be elected directors, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 90 nor more than 120 days prior to the date on which the Company released its proxy statement to stockholders in connection with the preceding year's Meeting (or if the date of the Meeting is advanced or delayed by more than 30 days from the date of the preceding year's Meeting not less than 90 nor more than 120 days prior to the date of the Meeting or not later than 10 days after notice of public disclosure of such meeting date is first made). The notice must set forth all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

      In addition, the Amended and Restated By-laws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof not less than 90 nor more than 120 days prior to the Meeting (or if the date of the Meeting is advanced or delayed by more than 30 days from the date of the preceding year's Meeting not less than 90 nor more than 120 days prior to the date of the Meeting or not later than 10 days after notice of public disclosure of such meeting date is first made). The notice must set forth
(i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's books; (iii) the class and number of shares of stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

      Any proposal of a stockholder intended to be presented at the Company's 2004 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no earlier than December 26, 2003 and no later than January 25, 2004. Proposals should be sent to: Corporate Secretary, Farmstead Telephone Group, Inc., 22 Prestige Park Circle, East Hartford, CT 06108. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

April 24, 2003                         George J. Taylor, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

                                                                 APPENDIX A

                       FARMSTEAD TELEPHONE GROUP, INC.

          CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                  AS AMENDED AND RESTATED DECEMBER 12, 2002

I.    Purpose

      The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, the performance and selection of independent auditors, and the Corporation's audit and financial reporting process. The Audit Committee's purpose is also to assist the Board of Directors by overseeing and approving all material public disclosures by the Corporation and reviewing the disclosure controls and procedures of the Corporation.

      The Audit Committee will fulfill these responsibilities by carrying out the activities set forth in this Charter. The Committee shall be given full and direct access to the Corporation's Principal Accounting Officer, the Board Chairman, Corporation executives and independent auditors as necessary to carry out these responsibilities. However, the Committee's function is one of oversight only and shall not relieve the Corporation's management of its responsibilities for preparing financial statements which accurately and fairly present the Corporation's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements.

      The independent auditors' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent auditors.

II.   Composition of the Audit Committee

      The Audit Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or The NASDAQ Stock Market). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

      All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III.  Oversight Responsibilities and Duties

      To fulfill its oversight responsibilities and duties, the Audit Committee shall:

      1. Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

      2. Review the significant accounting principles, policies and practices followed by the Corporation in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles ("GAAP").

      3. Review the financial, investment and risk management policies followed by the Corporation in operating its business activities.

      4. Review the Corporation's annual audited financial statements, related disclosures, including the MD&A portion of the Corporation's filings, and discuss with the independent auditors the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies, significant estimates, judgments, uncertainties or unusual transactions, and accounting policies relating to significant financial statement items.

      5. Review any management letters or internal control reports prepared by the independent auditors or the Corporation's internal auditors and responses to prior management letters, and review with the independent auditors the Corporation's internal financial controls.

      6. Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

      7. Be responsible for the appointment and oversight of the work of the independent auditors employed to conduct the audit (including resolution of disagreements between the independent auditors and management regarding financial reporting). The independent auditors shall report directly to the Audit Committee.

      8. Approve all services that may be provided to the Corporation by the independent auditors whether or not related to the audit, and review the hiring policies for any employees or former employees of the independent auditors.

      9. Obtain on an annual basis a formal written statement from the independent auditors delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard No. 1, and review and discuss with the auditors all significant relationships the auditors have with the Corporation which may affect the auditors' independence.

      10. For each of the first three fiscal quarters and at year end, at a Committee meeting (which may be conducted telephonically) review with management the financial results, the proposed earnings, press release and formal guidance which the Corporation may plan to offer and review with the independent auditors the results of their review of the interim financial information and audit of the annual financial statements.

      11. Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of the critical accounting policies applied by the Corporation (including an analysis of the effect of alternative GAAP methods) and review with the independent auditors the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act.

      12. Following completion of the annual audit, review separately with the independent auditors and management any significant difficulties encountered during the course of the audit.

      13. Engage and determine funding for such independent professional advisers and counsel as the Committee determines is appropriate to carry out its functions hereunder.

      14. Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

      15. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Corporation's legal and regulatory compliance.

      16. Approve all transactions between the Corporation and a related party, as defined by applicable rules or regulations.

      17.   Establish procedures for:

            (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and

            (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV.   Disclosure Responsibilities and Duties

      To fulfill its disclosure responsibilities and duties, the Audit Committee shall:

      1. Oversee the Corporation's selection of and major changes to its accounting policies.

      2. Meet with the Corporation's independent auditors and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent auditors are required by GAAP to discuss with the Committee, such as any significant changes to the Corporation's accounting policies, the integrity of the Corporation's financial reporting processes and any proposed changes or improvements in financial, accounting or auditing practices.

      3. Discuss with the Corporation's financial management and independent auditors the Corporation's annual results and, where appropriate, the interim results before they are made public.

      4. Review and discuss with the Corporation's financial management and independent auditors the Corporation's audited financial statements and, where appropriate, the Corporation's interim financial statements before they are made public.

      5. Approve for public disclosure by the Corporation the periodic reports required by the rules and regulations of the Securities and Exchange Commission ("SEC"). In connection with such reports, to review management's disclosure to the Committee under Section 302 of the Sarbanes Oxley Act of 2002 (the "Act") and the contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act and under rules and regulations of the SEC promulgated in connection with the Act.

      Disclosure Controls and Procedures Program

      To fulfill its responsibilities and duties relating to the disclosure controls and procedures established by management (the "Program"), the Audit Committee shall:

      6. Review the Program to ensure compliance with Sections 401 through 403 of the American Stock Exchange Corporation Guide.

      7. Review the Program to accumulate and communicate information required to be disclosed in periodic public reports required to be filed with the SEC.

      8. Meet with management as deemed necessary to assess the effectiveness of the Program.

      9. Review the material periodic public reports prepared by management as to the proper disclosure of information.

V.    Audit Committee Meetings

      The Committee will meet on a regular basis at least 4 times each year, including meetings to discuss the Form 10-K and 10-Q disclosures prior to their release, which may be telephonic, and will hold special meetings, as circumstances require. The timing of the meetings shall be determined by the Audit Committee. At least annually, the Committee will meet with representatives of the independent auditors. However, the Committee will meet at any time that the independent auditors believe communication to the Committee is required. At each regular meeting the Committee will meet with management.

      At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.


                        * * * * * * * * * * * * * * *

                                                              Form of Proxy
                                                              -------------

                       FARMSTEAD TELEPHONE GROUP, INC.
       22 Prestige Park Circle, East Hartford, CT 06108 (860) 610-6000

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders - June 12, 2003

The undersigned, as a Stockholder of FARMSTEAD TELEPHONE GROUP, INC. (the "Company"), hereby appoints George J. Taylor, Jr. and Robert G. LaVigne or any one of them, the true and lawful proxies and attorneys-in-fact of the undersigned to attend the Annual Meeting (the "Meeting") of the Stockholders of the Company, to be held June 12, 2003, at 10:00 a.m. local time at the Company's offices located at 22 Prestige Park Circle, East Hartford, CT 06108 and any adjournments or postponements thereof, and any of them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, on the following matters as set forth in the Proxy Statement and Notice dated April 24, 2003.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN LLP, AS SET FORTH ON THE REVERSE SIDE.

[X] Please mark votes as shown in this example.

The Board of Directors recommends a vote FOR all proposals.

1.  Election of Directors

    Nominees:  George J. Taylor, Jr., Harold L. Hansen, Joseph J. Kelley,
               Ronald P. Pettirossi and Hugh M. Taylor

    [ ] FOR     [ ] WITHHELD     [ ] For all nominees except as noted
below:

    _______________________________________________________________________

    [CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE]

2. Ratification of the appointment of Carlin, Charron & Rosen LLP as independent auditors of the Company for the year ending December 31, 2003.
            [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      This Proxy is revocable and the undersigned reserves the right to attend the Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company. Please sign exactly as the name(s) appear on your Stock Certificate. When attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.

Mark here if you plan to attend the Meeting   [ ]

Mark here for address change and note new address below    [ ]


Signature:_________________ Date:______ Signature:_________________ Date:______